                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):    January 9, 2002
    -------------------------------------------------    ---------------


                                 POPULAR, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


        COMMONWEALTH OF PUERTO RICO                      NO. 0-13818            NO. 66-0416582
----------------------------------------------           -----------          -------------------
(State or other jurisdiction of incorporation)           (Commission             (IRS Employer
                                                         File Number)         Identification No.)


           209 MUNOZ RIVERA AVENUE
            HATO REY, PUERTO RICO                                      00918
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)


   Registrant's telephone number, including area code:   (787) 765-9800
                                                         --------------



-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

         On January 9, 2002, Popular, Inc.(the "Corporation") announced in a news release its operational results for the quarter and year- ended December 31, 2001. A copy of the Corporation's release, dated January 9 , 2002, is attached hereto as Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99(a) News release, dated January 9, 2002, announcing the Corporation's consolidated earnings for the quarter and year-ended December 31, 2001.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       POPULAR, INC.
                                             ----------------------------------
                                                       (Registrant)


Date:  January 10, 2002                      By:  /s/ Amilcar L. Jordan
                                                -------------------------------
                                             Name:  Amilcar L. Jordan, Esq.
                                             Title: Senior Vice President and
                                                    Comptroller

                                 EXHIBIT INDEX


Exhibit Number                                  Description
--------------                       -----------------------------------

99(a)                                News release, dated January 9, 2002